(ROCKLAND LOGO)
                                 ANNUAL REPORT

                               SEPTEMBER 30, 1997

                            THE ROCKLAND GROWTH FUND

                                  RETAIL CLASS

                              INSTITUTIONAL CLASS

                                (ROCKLAND LOGO)

                                 ANNUAL REPORT
                                                               November 21, 1997

Dear Fellow Shareholders,

  We will use this fiscal year end letter to give you an up-to-date snapshot of your Fund including useful information and color. Generally, the high growth stocks that we invest in for you tend to do very well when the market is running, but also give up ground during a pause or correction. Your Fund may be more volatile than some other mutual funds because we tend to stay fully invested, but over the long-term this has paid off with better performance. You are investing with us so that you may own a portfolio of some of the fastest growing companies in America and not because you want to hold cash. We feel as strongly as we have all year that the holdings of your Fund are well positioned to sustain rapid earnings growth.

  Historically, the upcoming month of December is the best month of the year for stocks. The reasoning behind this is that investor sentiment during the holiday season is often very positive. In the month of January, small capitalization stocks throughout history have outperformed the big blue chip companies by a substantial margin of 5-6%. Although during the last two years this "January Effect" has not occurred, we would expect the historical pattern to return.

  Each year mutual funds are required to pay out net capital gains to shareholders. This year, despite very strong performance, the actual taxable gains taken are modest at about $0.35 per share. At the end of December you will see the net asset value of the Rockland Growth Fund drop by about $0.35 per share and either be reinvested in more shares or paid out to you depending on your election on your application. There will be no net dollar effect to your portfolio holdings. If you would like to switch to reinvestment, please call our Fund directly at 1-800-497-3933.


                      FUND STATISTICS FOR CURRENT HOLDINGS


            Median EPS growth rate last quarter              61%
            Median revenue growth last quarter               42%
            Median market capitalization                   $406m
            Median P/E on 1998 Street estimates           22-23x
            Beating Wall Street estimates by                 10%


  We wish all of you the very best holiday season.

  Sincerely,

  /s/ Charles S. Cruice             /s/ Richard H. Gould
  Charles S. Cruice                 Richard H. Gould CFA CMT


                      GREENVILLE CAPITAL MANAGEMENT, INC.
                                    Presents
                            THE ROCKLAND GROWTH FUND
                                  a Series of
 The Rockland Funds Trust  o  P. O. Box 701  o  Milwaukee, Wisconsin 53201-0701
                               o  1-800-497-3933

                 Rockland Growth Fund --
      date                 Institutional        S&P 500      NASDAQ Composite
     -----      ------------------------        -------     -----------------
   12/2/96                       $10,000        $10,000               $10,000
   3/31/97                        $9,004        $10,065                $9,459
   6/30/97                       $11,287        $11,822               $11,183
   9/30/97                       $14,453        $12,707               $13,084

                   Rockland Growth Fund --
      date   Retail Load          Retail No Load    S&P 500   NASDAQ Composite
     -----  ------------ -----------------------   --------  -----------------
   12/2/96       $10,000                 $10,000    $10,000            $10,000
   3/31/97        $8,711                  $8,980    $10,065             $9,459
   6/30/97       $10,922                 $11,260    $11,822            $11,183
   9/30/97       $13,986                 $14,420    $12,707            $13,084

FOR THE PERIOD ENDED SEPTEMBER 30, 1997

                                                      CUMULATIVE SINCE
                                            COMMENCEMENT OF OPERATIONS
                                            --------------------------
Rockland Growth Fund -- Institutional                            44.5%
Rockland Growth Fund -- Retail No Load                           44.2%
Rockland Growth Fund -- Retail Load                              39.9%
S&P 500                                                          27.1%
NASDAQ Composite                                                 30.8%

The Standard & Poor's 500 Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ stocks. This chart assumes an initial gross investment of $10,000 made on 12/2/96 (commencement of operations). Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

ROCKLAND GROWTH FUND
INDEPENDENT AUDITOR'S REPORT

The Shareholders and Board of Trustees
The Rockland Funds Trust

  We have audited the accompanying statement of assets and liabilities of Rockland Growth Fund (the "Fund"), including the schedule of investments, as of September 30, 1997, and the related statement of operations, statement of changes in net assets and financial highlights, for the period from December 2, 1996 (commencement of investment operations) through September 30, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 1997 and the results of its operations, changes in its net assets and the financial highlights for the period referred to above, in conformity with generally accepted accounting principles.

/s/ KPMG Peat Marwick LLP

October 15, 1997


ROCKLAND GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES -- SEPTEMBER 30, 1997

ASSETS:
     Investments, at value (cost $8,854,503)               $11,986,211
     Cash                                                      208,459
     Receivable for investments sold                           204,421
     Receivable for capital shares sold                        126,256
     Dividends and interest receivable                             173
     Receivable from Advisor                                    16,764
     Organizational expenses, net of
       accumulated amortization                                 28,454
     Other assets                                               10,355
                                                           -----------
               Total Assets                                 12,581,093
                                                           -----------
LIABILITIES:
     Payable for investments purchased                         751,085
     Accrued expenses and other liabilities                     49,060
                                                           -----------
               Total Liabilities                               800,145
                                                           -----------
NET ASSETS                                                 $11,780,948
                                                           ===========
NET ASSETS CONSIST OF:
     Capital stock                                          $8,655,811
     Accumulated undistributed net realized loss
       on investments sold                                     (6,571)
     Net unrealized appreciation on investments              3,131,708
                                                           -----------
               Total Net Assets                            $11,780,948
                                                           ===========
RETAIL CLASS:
     Net assets                                               $921,991
     Shares of beneficial interest outstanding
       (unlimited shares of $.001 par value authorized)         63,949
     Net asset value and redemption price per share             $14.42
                                                                ======
     Maximum offering price per share                           $14.87
                                                                ======
INSTITUTIONAL CLASS:
     Net assets                                            $10,858,957
     Shares of beneficial interest outstanding
       (unlimited shares of $.001 par value authorized)        752,698
     Net asset value, redemption price and
       offering price per share                                 $14.43
                                                                ======
                     See notes to the financial statements.

ROCKLAND GROWTH FUND
STATEMENT OF OPERATIONS -- DECEMBER 2, 1996 (1)<F1> THROUGH SEPTEMBER 30, 1997

INVESTMENT INCOME:
     Dividend income (net of foreign taxes withheld of $68)    $19,786
     Interest income                                            14,476
                                                            ----------
               Total investment income                          34,262
                                                            ----------
EXPENSES:
     Investment advisory fee                                    53,871
     Administration fee                                         31,484
     Shareholder servicing and accounting costs                 47,379
     Custody fees                                               13,132
     Federal and state registration                             15,202
     Professional fees                                          22,569
     Reports to shareholders                                     8,275
     Directors' fees and expenses                                4,489
     Amortization of organizational expenses                     5,624
     Distribution expenses -- Retail Class                         449
     Other                                                      12,705
                                                            ----------
               Total operating expenses before reimbursement   215,179
     Less:   Reimbursement from Adviser                      (120,419)
                                                            ----------
               Total expenses                                   94,760
                                                            ----------
NET INVESTMENT LOSS                                           (60,498)
                                                            ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
     Realized gain on investments sold                          54,223
     Change in unrealized appreciation on investments        3,131,708
                                                            ----------
     Net realized and unrealized gain on investments         3,185,931
                                                            ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        $3,125,433
                                                            ==========
(1)<F1>Commencement of operations.

                     See notes to the financial statements.

ROCKLAND GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS -- DECEMBER 2, 1996 (1)<F2> THROUGH SEPTEMBER 30, 1997

OPERATIONS:
     Net investment loss                                     $(60,498)
     Net realized gain on investments sold                      54,223
     Change in unrealized appreciation on investments        3,131,708
                                                           -----------
     Net increase in net assets resulting from operations    3,125,433
                                                           -----------
CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold                               8,838,306
     Shares issued to holders in reinvestment of dividends       2,509
     Cost of shares redeemed                                 (182,299)
                                                           -----------
     Net increase in net assets resulting
       from capital share transactions                       8,658,516
                                                           -----------
DISTRIBUTIONS TO SERIES INSTITUTIONAL CLASS
  SHAREHOLDERS IN EXCESS OF NET INVESTMENT INCOME              (3,001)
                                                           -----------
NET INCREASE IN NET ASSETS                                  11,780,948
NET ASSETS:
     Beginning of period                                             0
                                                           -----------
     End of period                                         $11,780,948
                                                           ===========
(1)<F2>Commencement of operations.

                     See notes to the financial statements.

ROCKLAND GROWTH FUND
FINANCIAL HIGHLIGHTS -- DECEMBER 2, 1996 (1)<F3> THROUGH SEPTEMBER 30, 1997

                                                      RETAIL  INSTITUTIONAL
                                                       CLASS          CLASS
                                                     -------  -------------
Per Share Data:
Net asset value, beginning of period                  $10.00         $10.00
                                                      ------         ------
Income from investment operations:
     Net investment loss (7)<F9>                      (0.15)         (0.11)
     Net realized and unrealized
       gains on investments                             4.57           4.56
                                                      ------         ------
          Total from investment operations              4.42           4.45
                                                      ------         ------
Less distributions:
     Dividends in excess of net investment income         --         (0.02)
                                                      ------         ------
Net asset value, end of period                        $14.42         $14.43
                                                      ======         ======
Total return (2)<F4>(3)<F5>                           44.20%         44.53%
Supplemental data and ratios:
     Net assets, end of period                      $921,991    $10,858,957
     Ratio of operating expenses
       to average net assets (4)<F6>(5)<F7>            2.00%          1.75%
     Ratio of net investment loss to
       average net assets (4)<F6>(5)<F7>             (1.36)%        (1.11)%
     Portfolio turnover rate (6)<F8>                 204.05%        204.05%
     Average commission rate paid (6)<F8>            $0.0509        $0.0509

(1)<F3>Commencement of operations.
(2)<F4>Not annualized for the period December 2, 1996 through September 30, 1997.
(3)<F5>The total return does not reflect the 3% front-end sales charge for the Retail Class.
(4)<F6>Annualized for the period December 2, 1996 through September 30, 1997.
(5)<F7>Without expense reimbursements of $120,419 for the period
   December 2, 1996 through September 30, 1997, the ratio of operating expenses to average net assets would have been 4.23% and 3.98% for the Retail and Institutional classes respectively, and the ratio of net investment loss to average net assets would have been (3.60)% and (3.35)% for the Retail and Institutional classes respectively.
(6)<F8>Portfolio turnover and average commission rate paid are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(7)<F9>Net investment loss per share represents net investment loss divided by the monthly average shares of beneficial interest outstanding throughout the period December 2, 1996 through September 30, 1997.

                     See notes to the financial statements.

ROCKLAND GROWTH FUND
SCHEDULE OF INVESTMENTS -- SEPTEMBER 30, 1997

    SHARES                                                       VALUE
    ------                                                       -----
            COMMON STOCKS -- 101.7%
            BUSINESS SERVICES -- 9.3%
     7,000  AHL Services, Inc.*<F10>                          $127,750
     3,000  Forrester Research, Inc.*<F10>                      81,375
    12,000  Globe Business Resources, Inc.*<F10>               235,500
     4,000  Hagler Bailly, Inc.*<F10>                          101,500
     5,000  Mail-Well, Inc.*<F10>                              135,625
     3,000  Metzler Group, Inc.*<F10>                          120,375
     6,000  Personnel Group of America, Inc.*<F10>             205,500
     5,000  Quipp, Inc.*<F10>                                   85,625
                                                           -----------
                                                             1,093,250
                                                           -----------
            COMPUTERS -- 5.4%
    12,000  Advanced Digital Information Corporation*<F10>     244,500
     5,000  Apex PC Solutions, Inc.*<F10>                      189,375
     7,000  Procom Technology, Inc.*<F10>                      110,250
     1,500  STB Systems,Inc.*<F10>                              54,750
     1,000  Splash Technology Holdings, Inc.*<F10>              39,125
                                                           -----------
                                                               638,000
                                                           -----------
            CONSUMER PRODUCTS -- 1.4%
     6,000  First Years Inc.                                   170,250
                                                           -----------
            DISTRIBUTION -- 6.1%
    11,000  CHS Electronics, Inc.*<F10>                        301,125
     9,000  CellStar Corporation*<F10>                         418,500
                                                           -----------
                                                               719,625
                                                           -----------
            DRUGS -- 2.2%
    10,000  ChiRex Inc.*<F10>                                  255,000
                                                           -----------
            ELECTRONICS -- 12.5%
     6,000  ADFlex Solutions, Inc.*<F10>                       146,250
     8,000  AFC Cable Systems, Inc.*<F10>                      284,350
     3,000  Checkpoint Systems, Inc.*<F10>                      43,875
     6,000  Encore Wire Corporation*<F10>                      192,750
     5,000  FARO Technologies, Inc.*<F10>                       81,875
     5,000  Flextronics International Ltd.*<F10>               235,000
    15,000  Meade Instruments Corp.*<F10>                      144,375
     7,000  Nam Tai Electronics, Inc.                          152,250
     3,000  SCI Systems, Inc.*<F10>                            148,688
     2,500  Vivid Technologies, Inc.*<F10>                      38,750
                                                           -----------
                                                             1,468,163
                                                           -----------
            ENTERTAINMENT & LEISURE -- 3.6%
     4,000  Quintel Entertainment, Inc.*<F10>                   46,000
     5,000  Regal Cinemas, Inc.*<F10>                          134,375
     9,000  United Video Satellite Group, Inc.*<F10>           249,750
                                                           -----------
                                                               430,125
                                                           -----------
            FINANCIAL SERVICES -- 4.1%
     7,000  E*TRADE Group, Inc.*<F10>                          329,000
     4,500  Charles Schwab Corporation                         160,875
                                                           -----------
                                                               489,875
                                                           -----------
            HEALTH CARE -- 2.6%
     8,000  Diagnostic Health Services, Inc.*<F10>             120,250
     3,000  Imnet Systems, Inc.*<F10>                           76,001
     6,000  SeaMED Corporation*<F10>                           111,750
                                                           -----------
                                                               308,001
                                                           -----------
            INTERNET -- 3.7%
     3,000  America Online, Inc.*<F10>                         226,312
     3,000  Excite, Inc.*<F10>                                  85,406
       500  Network Solutions, Inc. - Class A*<F10>             10,875
     2,250  Yahoo! Inc.*<F10>                                  112,781
                                                           -----------
                                                               435,374
                                                           -----------
            OIL & GAS SERVICES -- 10.5%
     5,000  American Eco Corporation*<F10>                      65,000
     3,500  BJ Services Company*<F10>                          259,875
     2,000  Diamond Offshore Drilling, Inc.                    110,375
     8,000  Falcon Drilling Company, Inc.*<F10>                282,500
     3,000  Friede Goldman International Inc.*<F10>            180,000
     2,000  Newpark Resources, Inc.*<F10>                       78,165
     8,000  Noble Drilling Corporation*<F10>                   258,000
                                                           -----------
                                                             1,233,915
                                                           -----------
            POLLUTION CONTROL -- 0.3%
     2,000  Layne Christensen Company*<F10>                     42,000
                                                           -----------
            RESTAURANTS -- 1.8%
     7,500  Dave & Buster's, Inc.*<F10>                        186,562
     5,000  Taco Cabana, Inc.*<F10>                             27,500
                                                           -----------
                                                               214,062
                                                           -----------
            RETAIL -- 1.5%
     3,000  dELiA*s Inc.*<F10>                                  67,125
     3,000  800-JR CIGAR, Inc.*<F10>                           105,000
                                                           -----------
                                                               172,125
                                                           -----------
            SEMICONDUCTORS -- 7.3%
     3,000  Ade Corporation*<F10>                              120,375
     2,000  Maxim Integrated Products, Inc.*<F10>              142,875
     6,000  PMC-Sierra, Inc.*<F10>                             153,000
     5,000  Quality Semiconductor, Inc.*<F10>                   66,250
     2,000  3Dlabs Inc., Ltd.*<F10>                             64,500
    10,000  TranSwitch Corporation*<F10>                       113,850
     4,000  Vitesse Semiconductor Corporation*<F10>            198,250
                                                           -----------
                                                               859,100
                                                           -----------
            SOFTWARE -- 7.9%
    12,000  Ansoft Corporation*<F10>                           139,500
     5,000  Melita International Corporation*<F10>              58,750
     6,000  Peregrine Systems, Inc.*<F10>                      106,500
     7,000  Peritus Software Services, Inc.*<F10>              179,375
     2,000  Pervasive Software Inc.*<F10>                       23,000
     3,000  Sanchez Computer Associates, Inc.*<F10>             47,625
     6,000  Summit Design, Inc.*<F10>                          106,875
     6,000  Systems & Computer Technology Corporation*<F10>    270,375
                                                           -----------
                                                               932,000
                                                           -----------
            TELECOMMUNICATIONS -- 17.1%
    12,000  NACT Telecommunications, Inc.*<F10>                189,750
     3,000  Newbridge Networks Corporation*<F10>               179,625
     1,500  Northern Telecom Limited                           156,458
     5,000  Orckit Communications Ltd.*<F10>                    90,000
     6,000  Positron Fiber Systems Corporation*<F10>            61,875
     3,000  Spectrian Corporation*<F10>                        192,375
     7,000  Teledata Communications Ltd.*<F10>                 315,875
     3,000  Tellabs, Inc.*<F10>                                154,500
     5,000  World Access, Inc.*<F10>                           162,500
    14,000  Yurie Systems, Inc.*<F10>                          507,500
                                                           -----------
                                                             2,010,458
                                                           -----------
            TEXTILES & APPAREL -- 2.8%
     3,500  Farah, Inc.*<F10>                                   24,063
     6,000  Synthetic Industries, Inc.*<F10>                   174,000
     2,000  WestPoint Stevens, Inc.*<F10>                       82,500
     2,000  Wolverine World Wide, Inc.                          50,500
                                                           -----------
                                                               331,063
                                                           -----------
            TRANSPORTATION -- 1.6%
     1,800  Hub Group, Inc. - Class A*<F10>                     66,825
     6,000  Kitty Hawk, Inc.*<F10>                             117,000
                                                           -----------
                                                               183,825
                                                           -----------
            TOTAL INVESTMENTS -- 101.7%
              (COST OF $8,854,503)                          11,986,211
            Liabilities, Less Other Assets -- (1.7%)         (205,263)
                                                           -----------
            TOTAL NET ASSETS -- 100.0%                     $11,780,948
                                                           ===========

 *<F10>Non-income producing security.

                     See notes to the financial statements.

ROCKLAND GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS -- SEPTEMBER 30, 1997

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

  The Rockland Funds Trust (the "Trust") was organized on July 31, 1996, as a Delaware business trust and is registered as an open-end management investment company under the Investment Company Act of 1940 ("1940 Act"). The Trust currently consists of one series, The Rockland Growth Fund (the "Fund"). The investment objective of the Fund is to seek capital appreciation. In seeking its investment objective of capital appreciation, the Fund will, under normal market conditions, invest primarily in equity securities of domestic companies. The Fund is structured for flexibility and risk reduction, but centered around investment in high quality growth stocks with an emphasis on those companies whose growth potential, in the opinion of the Fund's investment adviser, GREENVILLE CAPITAL MANAGEMENT, INC., has been overlooked by Wall Street analysts. The Fund issued and sold 10,000 Institutional shares of its capital stock at $10 per share on October 21, 1996. The Fund commenced operations on December 2, 1996.

  The costs incurred in connection with the organization, initial registration and public offering of shares, aggregating $34,078, have been paid by the Adviser. The Fund will reimburse the Adviser. These costs are being amortized over the period of benefit, but not to exceed sixty months from the Fund's commencement of operations.

  The Fund has issued two classes of shares: Retail and Institutional. The Retail shares are subject to a 0.25% 12b-1 fee and an initial sales charge imposed at the time of purchase, in accordance with the Fund's prospectus. The maximum sales charge is 3% of the offering price or 3.09% of the net asset value. Each class of shares has identical rights and privileges except with respect to 12b-1 fees paid by Retail shares and voting rights on matters affecting a single class of shares.

  The following is a summary of significant accounting policies consistently followed by the Fund.

  a) Investment Valuation - Common stocks, other equity-type securities, and securities sold short that are listed on a security exchange or quoted on NASDAQ are valued at the last quoted sales price on which such securities are primarily traded. Common stocks, other equity-type securities, and securities sold short which are listed on an exchange or the NASDAQ Stock Market but which are not traded on the valuation date are valued at the mean between the current bid and asked price. Options purchased or written by the Fund are valued at the average of the current bid and asked prices. Mutual fund investments are valued at the net asset value on the day the valuation is made. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by management in accordance with procedures approved by the Board of Trustees. Debt securities (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

  b) Federal Income Taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income as well as any net realized gains to its shareholders. Therefore, no federal income tax provision is required. Generally accepted accounting principles require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets. On the statement of assets and liabilities, as a result of permanent book-to-tax differences, accumulated undistributed net investment income has been increased and capital stock has been decreased by an equal amount.

     Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. Temporary differences are primarily the result of wash sales treatment for tax reporting purposes.

     During the period, $54,223 of net short-term gains recognized by the Fund were used as an offset against the net operating loss for tax purposes, and thus, were reclassified from net investment loss to accumulated net realized gains.

  c) Distributions to Shareholders - Dividends from net investment income are declared and paid annually in December. Distributions of net realized capital gains, if any, will be declared at least annually and distributed in December.

     On December 31, 1996, a dividend of $3,001 was paid to Institutional shareholders of record on December 30, 1996. There were no Retail shareholders as of the record date.

  d) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  e) Foreign Securities - Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

  f) Other - Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.

2.   SHARES OF BENEFICIAL INTEREST

  Transactions in shares of beneficial interest for the period December 2, 1996 through September 30, 1997 were as follows:

                                                 $              SHARES
                                               ---              ------
     RETAIL SHARES:
     Shares sold                          $860,049              70,332
     Shares redeemed                      (86,980)             (6,383)
                                        ----------             -------
     Net increase                         $773,069              63,949
                                        ==========             =======
     INSTITUTIONAL SHARES:
     Shares sold                        $7,978,257             762,190
     Shares issued to owners in
       reinvestment of dividends             2,509                 246
     Shares redeemed                      (95,319)             (9,738)
                                        ----------             -------
     Net increase                       $7,885,447             752,698
                                        ==========             =======
     Total increase                     $8,658,516             816,647
                                        ==========             =======

3.   INVESTMENT TRANSACTIONS

  The aggregate purchases and sales of investments, excluding short-term investments and short positions, by the Fund for the period December 2, 1996 through September 30, 1997, were $21,132,099 and $12,328,598, respectively.

  At September 30, 1997, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

          Appreciation                            $3,318,069
          (Depreciation)                           (219,356)
                                                  ----------
               Net appreciation on investments    $3,098,713
                                                  ==========

  At September 30, 1997, the cost of investments for federal income tax purposes was $8,887,498.

4.   INVESTMENT ADVISORY AND OTHER AGREEMENTS

  The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement with Greenville Capital Management, Inc. Pursuant to its advisory agreement with the Trust, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% as applied to the Fund's daily net assets.

  The Investment Adviser has voluntarily agreed to waive its management fee and/or reimburse the operating expenses to the extent necessary to insure that the total operating expenses do not exceed 2.00% and 1.75% of the Fund's average daily net assets for the Retail class and Institutional class, respectively.

  Firstar Trust Company, a subsidiary of Firstar Corporation, a publicly held bank holding company, serves as custodian, transfer agent, administrator and accounting services agent for the Fund.

5.   SHORT POSITIONS

  As a portfolio management strategy, the Fund may engage in short sales of securities, which result in obligations of the Fund to make a future delivery of a specific security. These obligations are subject to the risk that the security's market price at the delivery date will exceed the amount of proceeds initially received, and that the Fund may be required to purchase the security at prevailing market prices (or deliver the security if owned by the Fund) and thus realize a loss on the transaction. Obligations under short sales are reported as liabilities and are adjusted to the current market value of the security to be delivered. The Fund generally maintains deposits with brokers approximating the market value of securities sold short.

6.   DISTRIBUTION PLAN

  The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), which requires the Retail class to pay the Distributor a distribution fee of up to 0.25% of its average daily net assets computed on an annual basis. Under the terms of the Plan, the Distributor is authorized to, in turn, pay all or a portion of this fee to any securities dealer, financial institution or any other person who renders assistance in distributing or promoting the sale of Retail class shares pursuant to a written agreement. To the extent such fee is not paid to such persons, the Distributor may use the fee for its own distribution expenses incurred in connection with the sale of the shares, although it is the Distributor's current intention to pay out all or most of the fee. The Fund has made minimal payments pursuant to the Plan for the period ended September 30, 1997.

                                    TRUSTEES
                             Mr. Charles S. Cruice
                              Mr. Richard H. Gould
                               Dr. Peter Utsinger
                             Mr. Robert D. Harrison
                              Mr. Richard W. Vague

                                    OFFICERS
                        Mr. Charles S. Cruice, President
                        Mr. Richard H. Gould, Treasurer
                          Mr. Jeffrey Rugen, Secretary

                               INVESTMENT ADVISOR
                      Greenville Capital Management, Inc.
                         100 South Rockland Falls Road
                              Rockland, DE  19732

                           CUSTODIAN, ADMINISTRATOR,
                                 TRANSFER AGENT
                         AND DIVIDEND-DISBURSING AGENT
                             Firstar Trust Company
                              Mutual Fund Services
                                  Third Floor
                            615 East Michigan Street
                              Milwaukee, WI  53202

                            INDEPENDENT ACCOUNTANTS
                             KPMG Peat Marwick LLP
                            777 E. Wisconsin Avenue
                              Milwaukee, WI  53202

                                 LEGAL COUNSEL
                              Godfrey & Kahn, S.C.
                              780 N. Water Street
                              Milwaukee, WI  53202